Exhibit 10.14

EXECUTION VERSION

AMENDMENT NO. 1
AMENDMENT NO. 1 (this “Amendment”), dated as of November 5, 2014, to that certain Amended and Restated Credit Agreement (dated September 28, 2012, as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”, with capitalized terms used herein and not defined herein having the meanings assigned to therein), among Omnicare, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), SunTrust Bank, as Administrative Agent (the “Agent”), JPMorgan Chase Bank, N.A., as Syndication Agent, and Barclays Bank PLC, Goldman Sachs Bank USA, and Bank of America, N.A., as Co-Documentation Agents.
W I T N E S S E T H :
WHEREAS, pursuant to Section 8.2 of the Credit Agreement, the Borrower, the Required Lenders and the Agent agree to the amendment of the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:
(i)    Section 6.22 of the Credit Agreement is hereby amended by replacing “.” at the end of clause (j) thereof with “; and” and adding the following clause (k) at the end thereof:
“(k)    the incurrence by the Borrower at any time on or prior to December 31, 2014 of Indebtedness represented by senior unsecured notes, in an aggregate amount not to exceed $900,000,000.”
SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Agent shall have received counterparts of this Amendment executed by the Required Lenders and the Borrower and an acknowledgment of this Amendment executed by each Guarantor. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.
SECTION THREE - Representations and Warranties; Covenants. The Borrower represents and warrants to the Agent and the Lenders that both before and after giving effect to this Amendment, (x) no Default or Unmatured Default has occurred and is continuing; and (y) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that, the representations and warranties contained in Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.1(a) and (b) of the Credit Agreement, respectively.
SECTION FOUR - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION FIVE - Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 9.7 of the Credit Agreement.
SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the principles of conflict of laws thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, but giving effect to Federal laws applicable to national banks.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
OMNICARE, INC.

By:	/s/ Ankur Bhandari Name: Ankur Bhandari Title: Vice President, Treasurer

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

SunTrust Bank,
as a Lender

By: /s/ Katherine Bass
Name: Katherine Bass
Title:     Director

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

Bank of America, N.A.,
as a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title:     Director

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

The Bank of Tokyo Mitsubishi UFJ, Ltd.,
as a Lender

By: /s/ Scott O’Connell
Name: Scott O’Connell
Title:     Director

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

U.S. Bank National Association,
as a Lender

By: /s/ John M. Langenderfer
Name: John M. Langenderfer
Title:     Senior Vice President

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

Barclays Bank PLC,
as a Lender

By: /s/ Alicia Borys
Name: Alicia Borys
Title:     Vice President

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

Goldman Sachs Bank USA,
as a Lender

By: /s/ Nicole Ferry Lacchia
Name: Nicole Ferry Lacchia
Title:     Authorized Signatory

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

JPMorgan Chase Bank, N.A.,
as a Lender

By: /s/ Amy Ukena
Name: Amy Ukena
Title:     Vice President

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

KeyBank National Association,
as a Lender

By: /s/ Sanya Valeva
Name: Sanya Valeva
Title:     Senior Vice President

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

Sumitomo Mitsui Banking Corporation,
as a Lender

By: /s/ David W. Kee
Name: David W. Kee
Title:     Managing Director

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

Regions Bank,
as a Lender

By: /s/ Ned Spitzer
Name: Ned Spitzer
Title:     Managing Director

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

Fifth Third Bank,
as a Lender

By: /s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title:     Duly Authorized Signatory

Consent to Amendment No. 1

The undersigned hereby consents to the terms of Amendment No. 1.

The Huntington National Bank,
as a Lender

By: /s/ Joshua D. Elsea
Name: Joshua D. Elsea
Title:     Vice President

Accepted and Agreed:

SUNTRUST BANK, as Agent
By: /s/ Katherine Bass
Name: Katherine Bass
Title: Director

Accepted and Agreed:
On Behalf of:

ADVANCED CARE SCRIPTS, INC.
AMC-NEW YORK, INC.
AMC-TENNESSEE, INC.
BADGER ACQUISITION LLC
BADGER ACQUISITION OF KENTUCKY LLC
BADGER ACQUISITION OF MINNESOTA LLC
BADGER ACQUISITION OF OHIO LLC
BEST CARE LTC ACQUISITION COMPANY LLC
BPNY ACQUISITION CORP.
CAMPO’S MEDICAL PHARMACY, INC.
CAPITOL HOME INFUSION, INC.
CCRX HOLDINGS, LLC
CCRX OF NORTH CAROLINA HOLDINGS, LLC
CCRX OF NORTH CAROLINA, LLC
CHP ACQUISITION CORP.
CIP ACQUISITION CORP.
CONTINUING CARE RX, LLC
CP ACQUISITION CORP.
CP SERVICES LLC
DELCO APOTHECARY, INC.
ENLOE DRUGS LLC
EVERGREEN PHARMACEUTICAL OF CALIFORNIA, INC.
HMIS, INC.
HOME PHARMACY SERVICES, LLC
HYTREE PHARMACY, INC.
JHC ACQUISITION LLC
LANGSAM HEALTH SERVICES, LLC
LCPS ACQUISITION LLC
LOBOS ACQUISITION, LLC
MANAGED HEALTHCARE, INC.
MANAGEMENT & NETWORK SERVICES, INC.
MED WORLD ACQUISITION CORP.
MEDICAL ARTS HEALTH CARE, INC.
MHHP ACQUISITION COMPANY LLC
NCS HEALTHCARE OF INDIANA LLC
NCS HEALTHCARE OF INDIANA, INC.
NCS HEALTHCARE OF KENTUCKY, INC.
NCS HEALTHCARE OF MONTANA, INC.
NCS HEALTHCARE OF NEW HAMPSHIRE, INC.

NCS HEALTHCARE OF NEW MEXICO, INC.
NCS HEALTHCARE OF SOUTH CAROLINA, INC.
NCS HEALTHCARE OF TENNESSEE, INC.
NCS HEALTHCARE OF WASHINGTON, INC.
NCS SERVICES, INC.
NEIGHBORCARE HOLDINGS, INC.
NEIGHBORCARE PHARMACY SERVICES, INC.
NEIGHBORCARE REPACKAGING, INC.
NEIGHBORCARE SERVICES CORPORATION
NEIGHBORCARE, INC.
NIV ACQUISITION LLC
OMNICARE DISTRIBUTION CENTER LLC
OMNICARE ESC LLC
OMNICARE HEADQUARTERS LLC
OMNICARE HOLDING COMPANY
OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY LLC
OMNICARE MANAGEMENT COMPANY
OMNICARE OF NEVADA LLC
OMNICARE PHARMACIES OF PENNSYLVANIA EAST, LLC
OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY
OMNICARE PHARMACY OF MAINE LLC
OMNICARE PHARMACY OF NEBRASKA LLC
OMNICARE PHARMACY OF NORTH CAROLINA, LLC
OMNICARE PHARMACY OF PUEBLO, LLC
OMNICARE PHARMACY OF TENNESSEE LLC
OMNICARE PROPERTY MANAGEMENT, LLC
OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC.
OMNICARE PURCHASING COMPANY LIMITED PARTNER, INC.
PHARMACY ASSOCIATES OF GLENS FALLS, INC.
PHARMACY HOLDING #1, LLC
PHARMACY HOLDING #2, LLC
PHARMASOURCE HEALTHCARE, INC.
PHARMED HOLDINGS, INC.
PMRP ACQUISITION COMPANY, LLC
PP ACQUISITION COMPANY, LLC
PROFESSIONAL PHARMACY SERVICES, INC.
PSI ARKANSAS ACQUISITION, LLC
RXC ACQUISITION COMPANY
SHORE PHARMACEUTICAL PROVIDERS, INC.
STERLING HEALTHCARE SERVICES, INC.
SUBURBAN MEDICAL SERVICES, LLC
SUPERIOR CARE PHARMACY, INC.
TCPI ACQUISITION CORP.
UC ACQUISITION CORP.
UNI-CARE HEALTH SERVICES OF MAINE, INC.

VAPS ACQUISITION COMPANY, LLC
VITAL CARE INFUSIONS, INC.
WEBER MEDICAL SYSTEMS LLC
WILLIAMSON DRUG COMPANY, INCORPORATED
ZS ACQUISITION COMPANY, LLC

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

ASCO HEALTHCARE OF NEW ENGLAND, LIMITED PARTNERSHIP
ASCO HEALTHCARE OF NEW ENGLAND, LLC
COMPASS HEALTH SERVICES, LLC
INSTITUTIONAL HEALTH CARE SERVICES, LLC
NEIGHBORCARE PHARMACIES, LLC

ASCO Healthcare, LLC,
as sole member (and general partner with respect to ASCO Healthcare of New England, Limited Partnership)
By: NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

APS ACQUISITION LLC
ASCO HEALTHCARE, LLC
COMPSCRIPT, LLC
EVERGREEN PHARMACEUTICAL, LLC
HOME CARE PHARMACY LLC
INTERLOCK PHARMACY SYSTEMS, LLC
LO-MED PRESCRIPTION SERVICES, LLC
NCS HEALTHCARE OF ILLINOIS, LLC
NCS HEALTHCARE OF IOWA, LLC

NCS HEALTHCARE OF KANSAS, LLC
NCS HEALTHCARE OF OHIO, LLC
NCS HEALTHCARE OF WISCONSIN, LLC
NORTH SHORE PHARMACY SERVICES, LLC
OCR-RA ACQUISITION, LLC
OMNICARE OF NEW YORK, LLC
OMNICARE PHARMACIES OF PENNSYLVANIA WEST, LLC
OMNICARE PHARMACY AND SUPPLY SERVICES, LLC
OMNICARE PHARMACY OF THE MIDWEST, LLC
PHARMACY CONSULTANTS, LLC
ROESCHEN’S HEALTHCARE, LLC
SPECIALIZED PHARMACY SERVICES, LLC
VALUE HEALTH CARE SERVICES, LLC
WESTHAVEN SERVICES CO., LLC

NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

NCS HEALTHCARE, LLC

Omnicare Holding Company, as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

CARE4, LP
Institutional Health Care Services, as general partner
By: ASCO Healthcare, LLC, as sole member

By: NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

NEIGHBORCARE OF INDIANA, LLC
NEIGHBORCARE OF VIRGINIA, LLC
Omnicare of New York, LLC, as sole member
By: NeighborCare Pharmacy Services, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

CARE PHARMACEUTICAL SERVICES, LP
PRN PHARMACEUTICAL SERVICES, LP

Omnicare Indiana Partnership Holding Company LLC, as general partner

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

OMNICARE PHARMACY OF FLORIDA, LP
OMNICARE PHARMACY OF TEXAS 1, LP
OMNICARE PHARMACY OF TEXAS 2, LP

Pharmacy Holding #2, LLC, as general partner

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

MAIN STREET PHARMACY, L.L.C.

Professional Pharmacy Services, Inc., as manager

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

OMNICARE PURCHASING COMPANY LP

Omnicare Purchasing Company General Partner, Inc., as general partner

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

THREE FORKS APOTHECARY LLC
NeighborCare, Inc., as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer

On Behalf of:

D&R PHARMACEUTICAL SERVICES, LLC

NeighborCare Services Corporation, as sole member

/s/ Ankur Bhandari
Name: Ankur Bhandari
Title: Treasurer